                                                                    Exhibit 10.7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                       [LETTERHEAD OF FIRST DATA CORP.]

February 23, 1995


Banco Nacional de Mexico, S.A.
California Commerce Bank
811 Wilshire Boulevard
Los Angeles, California 90017

Subject: Modification and Extension of Agreement dated as of July 24, 1990

Gentlemen:

Reference is made to the agreement between us dated as of July 24, 1990 as amended on October 12, 1990, March 6, 1992, and August 29, 1994 (the "Agreement"). All capitalized terms not defined herein shall have the meaning set forth in the Agreement. Any reference to BNM herein includes CCB.

Notwithstanding anything to the contrary in the Agreement, it is hereby agreed as follows:

FIRST:   That Section 5.1 of the Agreement is hereby amended to read in its entirety as follows: "The Term of this Agreement shall be from the Effective Date through April 17, 2002. This Agreement shall be automatically renewed for one successive five year term unless either Party provides written notice to the other Party at least 90 days prior to the end of the term."

SECOND:   That the Commission Fee Schedule set forth in Section 3.1(a) is hereby amended to read in its entirety as follows:

     "Section 3.1(a) - Commission Fee Schedule
                       -----------------------
                       Effective April 1, 1995

The basic fee shall be the amount payable to BNM with respect to transactions requiring overnight delivery to Mexico (the "Basic Fee"). The Basic Fee is calculated as follows:

Each month FDC shall pay to BNM, or its designee, for each overnight transaction, a varying percentage of the monthly average transaction fee charged to consumers by FDC with respect to MoneyGram overnight service to Mexico. The percentages shall be as follows:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Monthly Number of Total Overnight              BNM Fee Percentage
and Same Day Service Transactions              Per Transaction
---------------------------------              ---------------


          1 - 15,000                                *****

     15,001 - 25,000                                *****

     25,001 - and above                             *****

Each month BNM and FDC shall determine the gross amount of retail fees charged to consumers by FDC with respect to overnight service and divide such amount by the total number of overnight transactions in such month in order to determine the monthly average overnight transaction fee (the "Monthly Average Overnight Fee"). The Monthly Average Overnight Fee will then be multiplied by the applicable BNM Fee Percentage per Transaction to determine the per transaction fee. These amounts shall be added (as set forth in the Schedule above) and billed to FDC monthly and payable upon receipt by FDC. In no event shall the Commission Fee payable to BNM or its designee, with respect to overnight service, exceed ***** of the gross retail fees charged to consumers by Amex or FDC, as the case may be, with respect to transactions processed overnight by BNM pursuant to this Agreement.

For example:

     Total amount of overnight transaction fees for January, 1995 =
     *****.

     Total number of overnight transactions in January, 1995 = *****.

     ***** divided by ***** equals a Monthly Average Overnight Fee of ***** vs. *****.

     ***** is multiplied by ***** for the first ***** transactions. This equals ***** fee per transaction.

     ***** is then multiplied by ***** for ***** to ***** transactions. This equals ***** per transaction.

     ***** is then multiplied by ***** for the next 25,000 transactions and all subsequent transactions. This equals ***** per transaction.

     If 157,331 overnight transactions occur in a month, the fee would be calculated as follows: (15,000 x *****) plus (10,000 x *****) plus (132,331
     x *****) = *****.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     In determining the BNM Fee Percentage Per Transaction, the sum of same day and overnight transactions shall be utilized in determining the Total Monthly Number of Transactions.

Same Day Service Fee
--------------------

The BNM fee charged for same day service shall be calculated as follows:

The same day service fee shall be equal to the Monthly Average Overnight Fee times the BNM Fee Percentage Per Transaction plus ***** of the difference between the Monthly Average Overnight Fee to Mexico and the MoneyGram monthly average same day fee to Mexico during the applicable month. The MoneyGram monthly average same day fee to Mexico shall be calculated by dividing the total amount of retail fees received by FDC with respect to same day transactions divided by the total number of same day transactions in such month.

For example:

     The Monthly Average Overnight Fee is *****. The monthly average same day service fee is *****. The difference is *****. The fee to BNM shall be ***** for the first 15,000 transactions in a month plus *****, for a total of ***** per transaction.

     The fee to BNM for 15,001 to 25,000 same day transactions will be ***** plus *****, for a total of ***** per transaction.

     The fee to BNM for 25,001 or more transactions will be ***** plus *****, for a total of ***** per transaction.

     If 30,000 transactions occur in a month of which 10,000 are same day transactions, the fee will be calculated as follows: (***** x 15,000) plus (***** x 10,000) plus (***** x 5,000) plus (10,000 x *****) = *****

     In no event shall the Commission Fee payable to BNM or its designee with respect to same day service exceed ***** of the gross retail fees charged to consumers by Amex or FDC, as the case may be, with respect to same day service transactions processed by BNM pursuant to this Agreement.

Changes to MoneyGram Fee Schedule
---------------------------------

From time to time, FDC may promote its MoneyGram program by offering Purchasers a reduced retail fee or alter its regular retail fee. FDC shall notify BNM thirty days prior to any such promotion or change. BNM shall have the right to disapprove of any reduced retail fee in the event

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


BNM determines that the reduction is not within its interest and the long term best interest of the MoneyGram program in Mexico. In the event BNM does not disapprove within five business days following such notice, such promotional fee shall be utilized in calculating the Commission Fee hereunder. In the event BNM disapproves such promotion, the Basic Fee payable to BNM with respect to each transaction subject to such promotion shall be not less than ***** per transaction.

Service Levels and Branch Network
---------------------------------

BNM shall maintain throughout the term of this agreement, the service levels in effect on the date hereof. In addition, BNM shall offer both the overnight and same day service in each location in its branch network during normal business hours.

Early Termination Option
------------------------

This Agreement may be terminated at the sole discretion of BNM, upon 30 days advance written notice to FDC in the event the level of media advertising of the MoneyGram product by FDC in terms of gross dollar advertising spent by FDC for MoneyGram in the Spanish language falls below ***** in any year.

Advertising
-----------

BNM shall obtain prior approval from FDC prior to any reference or use of the MoneyGram name or logo in any advertising or promotional materials provided by BNM.

Successors and Assigns
----------------------

Notwithstanding anything to the contrary in the Extension of Agreement dated August 29, 1994, the Parties agree that this Agreement and all rights, privileges, duties, and obligations of the Parties hereto may not be assigned or delegated (collectively an "Assignment") by any Party hereto, without the prior written consent of the other Parties, except (i) to an affiliate or direct or indirect subsidiary of such party (collectively ("Affiliate"), which Affiliate has all of the requisite licenses and regulatory approvals to perform as required pursuant to the Agreement and after such party receives the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld, and (ii) Amex may assign without the prior written consent of the other parties hereto, all of its rights, privileges, duties and obligations under the Agreement to FDC or any affiliate of FDC and such assignee may provide the money transfer service in its own name. Upon any such assignment by Amex, Amex shall be released from all liability under this Agreement. Any purported assignment in violation of this paragraph shall be null and void.

Except as specifically modified herein, the terms and conditions of the Agreement including all amendments thereto remain in full force and effect. To the extent of any inconsistency between

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

any provisions hereof and the provisions of the Agreement, including all amendments, the provisions hereof shall prevail.


Very truly yours,


American Express Travel Related
Services Company, Inc.
By First Data Corporation


By:   /s/ Charles T. Fote
    ------------------------------------


First Data Corporation


By:   /s/ Charles T. Fote
    ------------------------------------


Acknowledged and Agreed:
This 23rd day of February 1995

Banco Nacional de Mexico, S.A.


By:   /s/ [Name illegible]; /s/ [Name illegible]
    --------------------------------------------


California Commerce Bank


By:   /s/ Salvador Villar /s/ [Name illegible]
    -------------------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                       [LETTERHEAD OF FIRST DATA CORP.]



August 29, 1994


Banco Nacional de Mexico, S.A.
California Commerce Bank
811 Wilshire Blvd.
Los Angeles, CA 90017

RE:  Extension of Agreement Dated as of July 24, 1990

Gentlemen:

Reference is made to the agreement between us dated as of July 24, 1990 as amended (the "Agreement"). All capitalized terms not defined herein shall have the meaning set forth in the Agreement. Section 5.1 of the Agreement is hereby amended to read in its entirety as follows: "The Term of this Agreement shall be from the Effective Date through April 15, 1997." Section 5.2(b) is hereby deleted.

In addition, it is hereby agreed that neither Amex nor First Data Corporation or its affiliates (collectively "FDC") shall for a period commencing on the date hereof and ending April 15, 1997, transfer or accept an offer to transfer all or substantially all of the MoneyGram business, whether through the sale of stock, assets or otherwise, to any person or entity unless such transferee shall have expressly agreed in writing to be bound by the terms of the Agreement and to assume the obligations of Amex and FDC thereunder. BNM and CCB hereby consent to an assignment of the Agreement by Amex to FDC and agree that consent to any assignment of Amex's or FDC's rights under the Agreement to any unaffiliated third party shall not be unreasonably withheld. Upon any assignment and assumption, Amex or FDC (as the case may be) shall be released from their obligations under the Agreement.

Subject to the provisions of the next paragraph, it is also agreed that neither Amex nor FDC, as the case may be, shall enter into any arrangement for the purpose of processing or paying MoneyGram money transfers in Mexico after September 1, 1994, until the termination of this Agreement with any person or entity, it being understood that either Amex or FDC have entered or may enter into such arrangements with non-bank entities prior to September 1, 1994, and may continue such arrangements in accordance with their terms.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

In the event that Amex, FDC or any successor in interest seeks to provide the MoneyGram service to any location in Mexico in which BNM does not have a branch within a ***** mile radius, BNM shall be notified. In the event BNM is not able to provide service to such location within ***** days following such notice, either through one of its own branches, or if permitted under applicable law, a sub-agent, Amex, FDC or any successor in interest may enter into arrangements for the provision of such services in that location with any person or entity.

Nothing in this Agreement shall prohibit BNM or CCB from processing money transfers on behalf of Amex or FDC affiliated entities in the event this Agreement is assigned by Amex or FDC.

                                       Very truly yours,

                                       American Express Travel Related
                                       Services Company, Inc.
                                       By First Data Corporation


                                       By:  /s/ Charles T. Fote
                                          -------------------------------

                                       Title: Executive Vice President
                                             ----------------------------

                                       First Data Corporation

                                       By:  /s/ Charles T. Fote
                                          -------------------------------

                                       Title: Executive Vice President
                                             ----------------------------



ACKNOWLEDGED AND AGREED
THIS 1st DAY OF September, 1994
     ---        ---------

Banco Nacional de Mexico, S.A.

By:  /s/ [Name illegible] /s/ [Name illegible]
   -----------------------------------------------

Title:  Deputy President; Executive Vice President
      --------------------------------------------

California Commerce Bank

By:  /s/ Salvador Villar /s/ [Name illegible]
   -----------------------------------------------

Title:  President; Executive Vice President
      --------------------------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                           [LETTERHEAD OF MONEYGRAM]


March 6, 1992


Francisco Moreno
President & CFO
International Payment Systems, Inc.
811 Wilshire Blvd., Suite 1005
Los Angeles, CA 90017


Estimado Paco:

This letter shall amend the Agreement dated July 24, 1990 between American Express Travel Related Services Company Inc., Banco Nacional de Mexico ("BNM") and California Commerce Bank (the "Agreement"). The following amendments shall become effective as of February 1, 1992:

Section 3.1(a) - Commission Fee Schedule
                 -----------------------
                 Effective February 1, 1992


     Monthly Number                    Incremental
     of Transactions               Fee per Transaction
     ---------------               -------------------

         1 - 15,000                        *****
    15,001 - 25,000                        *****
    25,001+                                *****


For example: If 20,000 transactions are completed in a given month the total fee paid to BNM would be calculated as follows: (15,000 x *****) plus (5,000 x *****) = *****.

Advertising
-----------

BNM shall not be obligated to pay for advertising of American Express(R) MoneyGram. However, prior approval shall be obtained from BNM for all advertising by Amex wherein the BNM name, trademarks, service marks, or services are used or shown. Such approval shall not be unreasonably withheld. Prior approval will not be required for advertising generically about services to Mexico, such as "MoneyGram is available in more than 700 locations in Mexico."

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Francisco Moreno
March 6, 1992
Page 2


Section 3.1(d) shall be amended to read as follows:

          (d) Cancellation Fees. Amex shall pay to BNM, for each Cancellation Notice received by BNM within the 30-day period stated in Section 1.2(e), a cancellation fee to cover BNM's costs in confirming, and notifying the parties of, the status of the Transaction ("Cancellation Fee"). The Cancellation Fee commencing February 1, 1992 is ***** Dollars ($*****). Amex shall not be charged a Cancellation fee for bona fide consumer initiated cancellations. The Cancellation Fee shall be adjusted as necessary in accordance with the written agreement of the parties hereto.

Exclusivity
-----------

American Express agrees that it will not use the services of any other Mexican bank to process or pay American Express MoneyGrams in Mexico without the written consent of Banamex. In return, Banamex will not process or pay money transfers in Mexico on behalf of any significant direct competitor of American Express MoneyGram engaged in the business of receiving money for the purpose of transmitting the same to Mexico without the written consent of American Express. Notwithstanding the foregoing, BNM shall have the right to transmit funds for any of its customers and those of its affiliates in the ordinary course of its banking business and any financial institution without limitation. Neither BNM nor Amex, nor any affiliate of either of them, shall permit use of their names, logos, or trademarks in advertising to the general public, products or services that compete with the MoneyGram distribution by BNM in Mexico or sales of MoneyGram to Mexico by Amex, its Travel Service Offices and affiliates without the written consent of the other. Notwithstanding the foregoing, Amex shall have the right to advertise and support its "10 Minute Service" to Amex Travel Service Offices and other retail outlets.

Agreement Effective
-------------------

Except as specifically modified herein, all terms and conditions of the Agreement remain effective and unchanged.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


Francisco Moreno
March 6, 1992
Page 3


WHEREFORE this amendment to Agreement is entered into this 6th day of March, 1992.


BANCO NACIONAL DE MEXICO                    AMERICAN EXPRESS TRAVEL
                                            RELATED SERVICES CO. INC.

By: /s/ [Name illegible]                    By: /s/ [Name illegible]
    --------------------------                  --------------------------

Title:   Deputy President                   Title:    EVP-GM
       -----------------------                     -----------------------
                                                            5/6/92

CALIFORNIA COMMERCE BANK


By: /s/ Salvador Villar
    --------------------------

Title:  President & C.E.O.
       -----------------------
                5/8/92

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            AMENDMENT TO AGREEMENT

     This Amendment to Agreement hereby amends that certain Agreement dated as of July 24, 1990 by and between American Express Travel Related Services Company, Inc., a New York corporation ("Amex") on the one hand, and Banco Nacional de Mexico, S.N.C., a Mexican banking society ("BNM"), and California Commerce Bank, a California banking corporation ("CCB"), on the other hand (the "Agreement").

     Notwithstanding any terms to the contrary in the Agreement, the following terms shall govern the Agreement:

     1. The license granted under the Agreement by BNM to Amex is hereby extended to Amex for Canada under the same terms and conditions and to the same extent as the United States of America.

     2.  Any references to dollars shall mean United States dollars.

     3. BNM shall have the right to assign its right, title, and interest as Licensor in any license for software to California Commerce Bank, and in such event, Amex shall attorn to California Commerce Bank as Licensor to the same extent as BNM under the Agreement.

     4.  This amendment shall be effective as of July 24, 1990.

     5. Except as specifically amended herein, all terms and conditions of the Agreement remain unaffected hereby.

     WHEREFORE, this Amendment to Agreement is entered into this 12th, day of October 1990.

Banco Nacional de Mexico S.N.C.        American Express Travel Related
a Mexican banking society              Services, Inc., a New York
                                       corporation


 /s/ Barry Barnes C.                   /s/ Robbin L. Ayers   10/15/90
-----------------------------------    ------------------------------------
     Barry Barnes C., Deputy


 /s/ Raul A. Anaya                     /s/ Isaac Lasky       10/15/90
-----------------------------------    ------------------------------------
     Raul A. Anaya, General Manager
     California Commerce Bank,
     a California banking corporation


 /s/ Pablo de la Paca
-----------------------------------
     Pablo de la Paca, President


 /s/ Thomas Levine
-----------------------------------
     Thomas Levine,
     Senior Vice President

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   AGREEMENT

                                by and between

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,
                            a New York corporation,

                       BANCO NACIONAL DE MEXICO, S.N.C.,
                          a Mexican banking society,

                                      and

                           CALIFORNIA COMMERCE BANK,
               a California state-chartered banking corporation


                                 July 24, 1990

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
                                   ARTICLE I
                                   ---------

                                   SERVICES
                                   --------

1.1   Amex..................................................................   1
      (a)  Agents...........................................................   1
      (b)  Reporting and Record Keeping.....................................   2
      (c)  Use of BNM Name and Logo.........................................   2
      (d)  Foreign Exchange Risk............................................   2
      (e)  Daily Transactions Report........................................   2
      (f)  Payment in Collected Funds.......................................   3
      (g)  Publication of Participating BNM Branches........................   3
      (h)  Amex's Cooperative Advertising...................................   3
1.2   BNM...................................................................   3
      (a)  Transmission from BNM to Participating BNM Branch and
           Notification to Recipient........................................   3
      (b)  Participating BNM Branches.......................................   3
      (c)  Payment of Funds.................................................   3
      (d)  Inquiry Service..................................................   4
      (e)  Cancellation of Transactions.....................................   4
      (f)  Exception Report.................................................   4
      (g)  Use of Amex Name and Logo........................................   4
      (h)  BNM's Cooperative Advertising....................................   4
1.3   CCB...................................................................   5
      (a)  Foreign Exchange Transaction.....................................   5
      (b)  Payment of Pesos to BNM..........................................   5
      (c)  Return of Funds upon Cancellation................................   5

                                  ARTICLE II
                                  ----------

                               SOFTWARE LICENSE
                               ----------------

2.1   License...............................................................   5
      (a)  Grant............................................................   5
      (b)  Acceptance.......................................................   5
      (c)  Revocation.......................................................   5
      (d)  Software.........................................................   6
      (e)  Source Code......................................................   6
2.2   Installation of Software..............................................   6
2.3   Training..............................................................   6
2.4   Maintenance of Software...............................................   6
2.5   Limited Warranty......................................................   7
      (a)  Authority........................................................   7
      (b)  Software Performance.............................................   7
      (c)  Voidability......................................................   7
      (d)  Limitations on Warranty..........................................   7
2.6   Nondisclosure.........................................................   7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                           TABLE OF CONTENTS (cont.)
                           -----------------

                                                                            Page
                                                                            ----
2.7   Copying...............................................................   7
      (a)  BNM Approval.....................................................   7
      (b)  Non-exclusive License............................................   8

                                  ARTICLE III
                                  -----------

                                FEES AND TAXES
                                --------------

3.1   Fees..................................................................   8
      (a)  Commission Fee...................................................   8
      (b)  Foreign Exchange Profits.........................................   8
      (c)  Telegraph Notice Fee.............................................   9
      (d)  Cancellation Fee.................................................   9
3.2   Taxes.................................................................   9

                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

4.1   Amex..................................................................   9
      (a)  Amex's Authority.................................................   9
      (b)  Licenses and Permits.............................................   9
4.2   BNM...................................................................  10
      (a)  BNM's Authority..................................................  10
      (b)  Licenses and Permits.............................................  10
4.3   CCB...................................................................  10
      (a)  CCB's Authority..................................................  10
      (b)  Licenses and Permits.............................................  10

                                   ARTICLE V
                                   ---------

                             TERM AND TERMINATION
                             --------------------

5.1   Term..................................................................  11
5.2   Termination...........................................................  11
      (a)  For Cause........................................................  11
      (b)  Without Cause....................................................  11
      (c)  Discontinue Use..................................................  11

                                  ARTICLE VI
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

6.1   Limited Liability.....................................................  11
6.2   Indemnification.......................................................  11
6.3   Expenses..............................................................  12
6.4   Notices...............................................................  12

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                           TABLE OF CONTENTS (cont.)
                           -----------------

                                                                            Page
                                                                            ----

6.5   Successors and Assigns................................................  13
6.6   Third Party Beneficiaries.............................................  14
6.7   Counterparts..........................................................  14
6.8   Governing Law.........................................................  14
6.9   Captions..............................................................  14
6.10  Waiver and Modification...............................................  14
6.11  Attorneys' Fees.......................................................  15
6.12  Entire Agreement......................................................  15
6.13  Severability..........................................................  15
6.14  Reports...............................................................  15
6.15  Force Majeure.........................................................  16

SCHEDULE 3.1(a).............................................................  17

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                   AGREEMENT
                                   ---------

          THIS AGREEMENT ("Agreement") is entered into as of July ___, 1990 ("Effective Date"), by and between American Express Travel Related Services Company, Inc., a New York corporation ("Amex"), on the one hand, and Banco Nacional de Mexico, S.N.C., a Mexican banking society ("BNM"), and California Commerce Bank, a California state-chartered banking corporation ("CCB"), on the other hand. BNM and Amex are sometimes referred to herein individually as a "Party" and collectively as the "Parties".


                                R E C I T A L S
                                - - - - - - - -

          A. BNM is a bank chartered under the laws of Mexico. It has a California state-licensed agency office located in Los Angeles. CCB is an indirect wholly-owned subsidiary of BNM.

          B. BNM wishes to provide certain banking services to, and to license, install, and maintain software for, Amex, and Amex wishes to acquire such services and software from BNM, in connection with the sale by Amex's duly-licensed agents (individually "Agent" and collectively "Agents") in the United States of Mexican peso-denominated electronic payment orders (individually "MoneyGram" and collectively "MoneyGrams") for the delivery of the Mexican pesos ("Funds") at a Participating BNM Branch (as defined in Section 1.2(b) below) in Mexico (individually "Transaction" and collectively "Transactions").

          C. The parties hereto have, prior to the Effective Date, conducted an extensive test ("Test") in which the parties had the opportunity to confirm that the Transactions may be performed as intended under the terms of this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, and representations contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                   ---------

                                   SERVICES
                                   --------

          1.1  Amex.
               ----

               (a) Agents. Amex shall be solely responsible for appointing, contracting with, ensuring the proper licensing of, instructing as to the features of the MoneyGram program, and supervising the Agents in the United States for the sale of the MoneyGrams.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          (b) Reporting and Record Keeping. Amex shall assume all responsibility and liability for any and all legal or regulatory reporting or record keeping requirements related to the sale of MoneyGrams or the transmission of money abroad, including, without limitation, any requirements of the Bank Secrecy Act of 1970, as amended ("Bank Secrecy Act"), and the regulations implementing the Bank Secrecy Act.

          (c) Use of BNM Name and Logo. Amex shall use its best efforts to require the Agents to display the BNM name and logo in connection with the Transactions at the place of sale of any MoneyGram in a manner approved by BNM and Amex, and Amex shall require the Agents to disclose to each purchaser of a MoneyGram ("Purchaser") that the payment of the Funds in Mexico will be made at local branch offices of BNM. Such use of the BNM name and logo shall be only for purposes related to the Transactions and BNM or Amex may terminate such use upon thirty (30) days prior written notice to the other Party.

          (d) Foreign Exchange Risk. For the purpose of informing each Purchaser at the time of sale of the MoneyGram of the amount of Mexican pesos to be delivered to the intended recipient of the MoneyGram ("Recipient"), Amex will apply a foreign exchange rate to the principal amount and require the Agents to disclose the converted amount to the Purchaser. Because Amex will enter into a contract with the Purchaser with regard to the foreign exchange rate at the time of sale of the MoneyGram, Amex, and not BNM or CCB, shall assume any foreign exchange risk which may accompany the Transactions and any delays in the consummation thereof.

          (e) Daily Transactions Report. Amex shall transmit to BNM'S computer in Los Angeles, California by 3:30 p.m. Pacific time each business day a detailed report with regard to all of the Transactions commenced that business day (individually "Daily Transactions Report" and collectively "Daily Transactions Reports"). Each Daily Transactions Report shall contain information, for each Transaction commenced, with regard to the identification of the Purchaser and correspondent Recipient, the amount of Funds involved in the Transaction, the time of purchase of the MoneyGram, the address of the Recipient, and the location of the Participating BNM Branch closest to the Recipient. Transactions contained in Daily Transactions Reports received by BNM after 3:30 p.m. Pacific time shall be handled by BNM as part of the next business day's work. Under this Agreement, a business day is defined as a day when both BNM and CCB are open to the public for the purpose of carrying on the banking business.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          (f) Payment in Collected Funds. For the purpose of funding CCB's daily purchases of Mexican pesos sufficient to cover the daily sales of MoneyGrams by the Agents, Amex shall pay CCB on or before the business day during which BNM receives in Los Angeles the Daily Transactions Report from Amex in accordance with Section 1.1(e) above, and in compliance with the cutoff times established by CCB, in collected funds (in United States dollars) an amount sufficient to purchase the total peso equivalent, at CCB's foreign exchange rate for similar transactions, of the amount of MoneyGrams sold by the Agents that business day.

          (g) Publication of Participating BNM Branches. Amex shall publish a list of Participating BNM Branches, as provided by BNM, for the Agents, stating each Participating BNM Branch's address and normal business hours. This list shall be published either through a written medium or through a modification of the Software (as defined in Section 2.1(d) below) to display such on the Agents' computer equipment.

          (h) Amex's Cooperative Advertising. In order to support Section 1.1(c) above, Amex agrees to fund cooperatively with BNM any materials necessary to display the BNM logo and name.

     1.2  BNM.
          ---

          (a) Transmission from BNM to Participating BNM Branch and Notification to Recipient. Within two (2) business days following the business day during which BNM receives the Daily Transactions Report from Amex in accordance with
Section 1.1(e) above, BNM shall (i) transmit the necessary instructions regarding the Transactions and the payment of the Funds to the appropriate Participating BNM Branch; and (ii) send a telegram to each Recipient notifying such Recipient of the availability of the Funds and the need for the Recipient to present sufficient identification (as determined by BNM) at the appropriate Participating BNM Branch in order to collect the Funds. No obligations for BNM under this Section 1.2(a) shall arise unless and until BNM has received a sufficient amount of Mexican pesos to fund the Transactions.

          (b) Participating BNM Branches. For the purposes of this Agreement, Participating BNM Branches shall include those branch offices of BNM designated by BNM which are a part of the BNM payment order network.

          (c) Payment of Funds. Upon the presentation by the Recipient of sufficient identification (as determined by BNM), the appropriate Participating BNM Branch shall pay the Funds to the Recipient. Payment of the Funds shall be made only on a business day during which Mexican banks are open to the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

public for the purpose of carrying on the banking business.

          (d) Inquiry Service. BNM shall maintain sufficient information for a period of not less than three (3) years in order to be able to respond to inquiries from Amex, any Recipient, or any Participating BNM Branch regarding the status of Transactions. BNM shall provide a dedicated group to respond to such inquiries. BNM shall also maintain sufficient information in computer readable format in BNM's computer system for a period of time sufficient to satisfy the requirements of the Bank Secrecy Act and any other applicable federal and state record retention laws and regulations.

          (e) Cancellation of Transactions. If BNM receives written notice ("Cancellation Notice") from Amex thirty (30) or more days after the Participating BNM Branch receives the Funds and the information regarding the Transaction, BNM shall cancel (at no charge to Amex) a Transaction that remains unpaid at the time BNM receives the Cancellation Notice at the appropriate Participating BNM Branch, and BNM shall confirm such cancellation to Amex. If BNM receives a Cancellation Notice from Amex before the expiration of such 30-day period, BNM shall cancel a Transaction that remains unpaid at the time BNM receives the Cancellation Notice at the appropriate Participating BNM Branch, BNM shall confirm such cancellation to Amex, and Amex shall pay BNM a Cancellation Fee (as defined in Section 3.1(d) below).

          (f) Exception Report. BNM shall produce for Amex, at the end of each month during the term of this Agreement, an exception report listing all Transactions that have not been reported completed as of that date (individually "Exception Report" and collectively "Exception Reports"). Each Exception Report shall contain the same type of information for each incomplete Transaction as contained on the Daily Transactions Reports. In addition, the Exception Report shall provide the date upon which BNM notified the Recipient by telegram of the availability of the Funds.

          (g) Use of Amex Name and Logo. BNM shall use its best efforts to require the BNM Participating Branches to display the Amex name and logo in connection with the Transactions at the place of payment of the Funds in a manner approved by Amex and BNM. Such use of the Amex name and logo shall be only for purposes related to the Transactions and Amex or BNM may terminate such use upon thirty (30) days prior written notice to the other Party.

          (h) BNM's Cooperative Advertising. In order to support Section 1.2(g) above, BNM agrees to fund cooperatively with Amex any materials necessary to display the Amex logo and name.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     1.3  CCB.

          (a) Foreign Exchange Transaction. At the request of Amex, and after the receipt of sufficient collected funds in United States dollars, CCB shall purchase Mexican pesos at its wholesale foreign exchange rate for similar transactions effective on the date of such purchase. CCB may obtain the Mexican pesos necessary to fund the Transactions from CCB's account at BNM, from BNM, or CCB may purchase the Mexican pesos from any third party.

          (b) Payment of Pesos to BNM. CCB shall pay to BNM the total Mexican peso amount instructed by Amex on that business day.

          (c) Return of Funds upon Cancellation. If the Funds are returned from BNM to CCB, CCB shall convert the Funds back into United States dollars at CCB's foreign exchange rate for similar transactions on the business day that CCB receives the returned Funds. CCB shall then return such Funds to Amex.

                                  ARTICLE II
                                  ----------

                               SOFTWARE LICENSE
                               ----------------
     2.1  License.
          -------

          (a) Grant. BNM hereby grants to Amex a nonexclusive license to use the point of sale Software, subject to the terms and conditions of this Agreement ("License"). The Software is designed to enable Amex to capture the information provided by the Purchaser, to identify the Participating BNM Branch closest to the Recipient, and to record and transmit efficiently to BNM the information necessary to complete the Transaction by arranging for the payment of the Funds to the Recipient at such Participating BNM Branch. Amex agrees that it has no right or claim to any Source Code (as defined in this Section 2.1), and that it has no title or claim of title to the Software. Amex further agrees to restrict its use of the Software to any computer equipment owned or leased by Amex and to the fulfillment of its rights and obligations under the Transactions as set forth in this Agreement.

          (b) Acceptance. Having participated in the Test and having confirmed that the Software functions as intended under the terms of this Agreement, Amex hereby accepts the Software as of the Effective Date.

          (c) Revocation. BNM may revoke the License upon (i) any breach of this Agreement by Amex or any Agent, or (ii) the termination of this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               (d) Software. For the purposes of this Agreement, Software shall include (a) any proprietary computer software program furnished by BNM to Amex pursuant to this Agreement, including, without limitation, any proprietary right, copyright, trade secret, and intellectual property right related thereto;
(b) any physical manifestation relating to or resulting from such programs, including, without limitation, screens, images, graphics, and printouts; (c) any information relating to the aforementioned, including, without limitation, Source Code, object code, algorithms embodied in the Software, user manuals, and other related documentation and installation and operational procedures; and (d) any update provided by BNM for any of the aforementioned.

               (e) Source Code. For the purposes of this Agreement, Source Code shall include any visually or electronically encoded version of the Software in the original language(s) in which it was written and any language to which it may have been converted together with any other version of the Software, whether in a high or low level language, in any form other than that which may be executed directly from or by the operating system (such as by a loader program). Source Code shall also include object modules or data structure files required in connection with the operation or regular periodic reconfiguration of the Software with regard to the identification of the Participating BNM Branches.

          2.2  Installation of Software.
               ------------------------

               With the assistance and under the supervision, and at the sole expense, of Amex, BNM shall install the Software, which is currently designed to run on personal computers maintained by Amex.

          2.3  Training.
               --------

               At the sole expense of Amex, BNM shall provide the necessary training to Amex's personnel with regard to the use and operation of the Software, on dates and at locations to be agreed upon by the Parties.

          2.4  Maintenance of Software.
               -----------------------

               BNM shall, at its own expense and for the term of this Agreement, provide maintenance services to Amex with respect to the data structure files of the Software and will correct any errors in the Software which exist in the Software as of the Effective Date and which arise during the use of the Software in compliance with the terms of this Agreement. BNM's maintenance services under this Agreement shall be performed upon the request of Amex and in a timely and professional manner by qualified maintenance technicians familiar with the Software and its

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

operation, and the services shall conform to the standards generally observed in the industry for similar services.

          2.5  Limited Warranty.
               ----------------

               Subject to Section 2.4, BNM represents and warrants that:

               (a) Authority. BNM has all necessary authority to license the Software to Amex and to perform all other obligations required by this Agreement without the further consent of any other person.

               (b) Software Performance. The Software will conform, in all material respects, in BNM's judgment, to BNM's current specifications when installed and will be free of defects which substantially affect the Software's performance. BNM retains the right to modify the Software in any manner. BNM makes no representations about the results that Amex may obtain with the Software. Amex acknowledges that the Software may not operate without errors or interruptions.

               (c) Voidability. This limited warranty is voidable by BNM if Amex modifies the Software in any manner without obtaining the prior written consent of BNM.

               (d) Limitations on Warranty. THE EXPRESS WARRANTIES IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          2.6  Nondisclosure.
               -------------

               Amex agrees that the Software has been developed at great expense and constitutes valuable trade secrets of BNM. Amex agrees to retain all Software in confidence and not to disclose or make the Software available to third parties. Amex also agrees to implement security measures sufficient to protect BNM's interests, including, without limitation, maintaining the Software in a secured area accessible only to employees of Amex who have a need to use such programs in compliance with the terms of this Agreement. Amex shall inform every such employee of the confidentiality of such programs.

          2.7  Copying.
               -------

               (a) BNM Approval. Amex may not copy or duplicate the Software without the prior written approval of BNM. Amex hereby acknowledges that BNM retains the exclusive right to license the Software and the medium upon which the Software has been provided to Amex, and any copy thereof produced under the terms of this Agreement. Amex does not have the right to make

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

any additional copies of the Software supplied hereunder for backup purposes.

               (b) Non-exclusive License. The Parties recognize that BNM may license more than one copy of the Software to other parties, that this does not evidence an intent by BNM to publish the Software and should not be construed as such a publication, and that such multiple licensing does not evidence an intent by BNM not to treat the Software as a trade secret.

                                  ARTICLE III
                                  -----------

                                FEES AND TAXES
                                --------------

          3.1  Fees.
               ----

               Amex shall pay to BNM the following fees in connection with the
Transactions:

               (a) Commission Fee. Amex shall pay to BNM at the end of each month during the term of this Agreement a portion of the commission collected by the Agents on each MoneyGram sold ("Commission Fee"). A Commission Fee schedule setting forth the amount of each commission to be paid to BNM by Amex as of the Effective Date is attached hereto as Schedule 3.1(a). The Commission Fee schedule shall be adjusted as necessary in accordance with the written agreement of the parties hereto. From time to time, Amex shall promote the MoneyGram program by offering Purchasers a reduced Commission Fee. At least thirty (30) days prior to any such promotion, Amex shall obtain BNM's written approval as to the reduced Commission Fee. Amex shall pay to BNM at the end of each month during the term of the promotion a portion of this reduced Commission Fee as agreed by Amex and BNM.

               (b) Foreign Exchange Profits. Amex and BNM shall share equally the profits generated, if any, in connection with each foreign exchange conversion. Such profits shall be calculated and paid at the end of each month during the term of this Agreement. The foreign exchange profits shall be determined by subtracting (i) the total payments in United States dollars for each month by Amex to CCB for the purpose of funding the Transactions by purchasing Mexican pesos, from (ii) the total amount in United States dollars calculated at the BNM Purchase Rate for all of the Transactions in Mexican pesos for that month. The BNM Purchase Rate shall be the foreign exchange rate set from time to time by Banamex USA Bancorp, a California corporation, in Los Angeles, California for the conversion of United States dollars into Mexican pesos. The BNM Purchase Rate shall be provided by BNM to Amex on an as needed basis.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          (c) Telegraph Notice Fee. Amex shall pay to BNM at the end of each month during the term of this Agreement the total of the fees assessed for Transactions involving BNM's telegraph notice to the Recipient of the availability of the Funds ("Telegraph Notice Fee"). The Telegraph Notice Fee per Transaction as of the Effective Date is ***** (*****). The Telegraph Notice Fee shall be adjusted as necessary in accordance with the written agreement of the parties hereto.

          (d) Cancellation Fee. Amex shall pay to BNM, for each Cancellation Notice received by BNM within the 30-day period stated in Section 1.2(e), a cancellation fee to cover BNM's costs in confirming, and notifying the parties of, the status of the Transaction ("Cancellation Fee"). The Cancellation Fee as of the Effective Date is ***** (*****). The
Cancellation Fee shall be adjusted as necessary in accordance with the written agreement of the parties hereto.

     3.2  Taxes.
          -----

          Amex shall, in addition to the other amounts payable to BNM and CCB under this Agreement, pay all sales and other taxes, federal, state, or otherwise, however designated, which are levied or imposed in the United States by reason of the Transactions contemplated by this Agreement. Without limiting the foregoing, Amex shall promptly pay to BNM or CCB, as appropriate, an amount equal to any such taxes actually paid, or required to be collected or paid, by BNM or CCB.

                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     4.1  Amex.
          ----
          (a) Amex's Authority. The execution and delivery by Amex of this Agreement have been duly and validly authorized by all necessary corporate action on the part of Amex, and this Agreement is a valid and binding obligation of Amex, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors generally and by general equitable principles. No consent or approval of, notice to, or filing with any governmental authority having jurisdiction over any aspect of the business or assets of Amex is required in connection with the execution and delivery by Amex of this Agreement.

          (b) Licenses and Permits. Amex and the Agents have all licenses and permits which are necessary for the conduct of their businesses, including, without limitation, the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

transmission of money to foreign countries, and such licenses are in full force and effect. The properties and operations of Amex have been, are, and will continue to be maintained and conducted, in all material respects, in compliance with all applicable laws and regulations.

     4.2  BNM.
          ---

          (a) BNM's Authority. The execution and delivery by BNM of this Agreement have been duly and validly authorized by all necessary action on the part of BNM, and this Agreement is a valid and binding obligation of BNM, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors generally and by general equitable principles. No consent or approval of, notice to, or filing with any governmental authority having jurisdiction over any aspect of the business or assets of BNM is required in connection with the execution and delivery by BNM of this Agreement.

          (b) Licenses and Permits. BNM has all licenses and permits which are necessary for the conduct of its businesses and such licenses are in full force and effect. The properties and operations of BNM are and have been maintained and conducted, in all material respects, in compliance with all applicable laws and regulations.

     4.3  CCB.
          ---

          (a) CCB's Authority. The execution and delivery by CCB of this Agreement have been duly and validly authorized by all necessary action on the part of CCB, and this Agreement is a valid and binding obligation of CCB, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors generally and by general equitable principles. No consent or approval of, notice to, or filing with any governmental authority having jurisdiction over any aspect of the business or assets of CCB is required in connection with the execution and delivery by CCB of this Agreement.

          (b) Licenses and Permits. CCB has all licenses and permits which are necessary for the conduct of its businesses and such licenses are in full force and effect. The properties and operations of CCB are and have been maintained and conducted, in all material respects, in compliance with all applicable laws and regulations.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   ARTICLE V
                                   ---------

                             TERM AND TERMINATION
                             --------------------

          5.1  Term.
               ----

               The initial term of this Agreement shall be from the Effective Date through December 31, 1991. This Agreement shall be automatically renewed for successive one-year terms unless either Party provides written notice to the other Party at least thirty (30) days prior to the end of the term.

          5.2  Termination.
               -----------

               (a) For Cause. This Agreement may be terminated by either Party for cause at any time. Such cause shall include legal or regulatory prohibitions on the ability of any party hereto to conduct the Transactions, the default or breach by any party hereto of any provision contained herein, and the bankruptcy of either Party.

               (b) Without Cause. This Agreement may be terminated by either Party without cause upon thirty (30) days prior written notice to the other Party.

               (c) Discontinue Use. Upon termination of this Agreement for any reason, Amex agrees to discontinue immediately the use of the Software or any portion thereof and to return immediately to BNM any Software, including, without limitation, any copy or partial copy thereof, and Amex and the Agents agree to cease the use or display of BNM's name or logo for any purpose.

                                  ARTICLE VI
                                  ----------

                              GENERAL PROVISIONS
                              ------------------


          6.1 Limited Liability. Amex agrees that the liability of BNM or CCB arising out of contract, negligence, strict liability in tort, or warranty under this Agreement shall not exceed an amount equal to one-half of the Commission Fee payable by Amex to BNM for the period of the one calendar month immediately preceding the date upon which the event occurred which gives rise to such liability.

          6.2  Indemnification.
               ---------------

               Amex agrees to defend, indemnify, and hold harmless BNM, CCB, and any of their subsidiaries or affiliates from and against any costs, damages, liabilities, and expenses of any nature, including, without limitation, attorneys' fees,

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

insofar as such costs, damages, liabilities, and expenses arise out of or are based upon any act or omission, whether negligent or otherwise, including, without limitation, any reporting or record keeping requirements, any payment of the Funds to a party other than the Recipient pursuant to the instructions of Amex if such party presented sufficient identification (as determined by BNM) to identify such party as the Recipient, and any good faith attempts to cancel any Transaction pursuant to the instructions of Amex, performed by Amex or the Agents.

          6.3  Expenses.
               --------

               Each party hereto shall pay its own costs and expenses, including, without limitation, those of its attorneys and accountants, in connection with this Agreement and the transactions covered and contemplated hereunder.

          6.4  Notices.
               -------

               All notices, demands, or other communications hereunder shall be in writing and be made by (a) hand delivery; (b) facsimile transmission; or (c) overnight mail; and shall be deemed to have been duly given (i) on the date of service if delivered by hand or facsimile transmission (provided that telecopied notices are also mailed by United States mail, first class, certified or registered, postage prepaid, or Mexican mail, first class, certified or registered, postage prepaid, as applicable); or (ii) on the next day if delivered by overnight mail (provided that overnight mailed notices are also mailed by United States mail, first class, certified or registered, postage prepaid, or Mexican mail, first class, certified or registered, postage prepaid, as applicable); and properly addressed as follows:

                          (a)  If to Amex:

                               American Express Travel Related Services
                               Company, Inc.
                               181 Inverness Drive West
                               Englewood, Colorado  80112
                               Attention:  President
                               Telecopier No.:  (303) 799-2364

                               With copies to:

                               American Express Travel Related Services
                               Company, Inc.
                               181 Inverness Drive West
                               Englewood, Colorado  80112
                               Attention:  Counsel
                               Telecopier No.:  (303) 799-2364

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          (b)  If to BNM:

               Banco Nacional de Mexico
               Apoyo a Medios de Transferencias del
               Exterior
               Isabel la Catolica #44
               COL Centro
               Attention:  Manuel Violante, Gerente
               Telecopier No.:  (905) 524-6461

               With copies to:

               Banco Nacional de Mexico
               Departamento Juridico
               16 de septiembre 63, 3er Piso
               Attention:  Juan Jose Magallanes
               Telecopier No.:  (905) 720-4922

               Banamex USA Bancorp
               615 South Flower Street
               Los Angeles, California  90017
               Attention:  Francisco Moreno, Vice President
               Telecopier No.:  (213) 488-2685

          (c)  If to CCB:

               California Commerce Bank
               615 South Flower Street, Suite 1200
               Los Angeles, California  90017
               Attention:  Thomas Levine, General Counsel
               Telecopier No.:  (213) 488-2685

               With copies to:

               California Commerce Bank
               615 South Flower Street, Suite 1400
               Los Angeles, California  90017
               Attention:  Manuel Ruiz
               Telecopier No.:  (213) 488-2685

The persons or addresses to which mailings or deliveries shall be made may change from time to time by notice given pursuant to the provisions of this
Section 6.4.
-----------
          6.5  Successors and Assigns.
               ----------------------

               Subject to Section 6.6, all terms and provisions of this
                          -----------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns; provided, however,
                                                           --------  -------
that (a) Amex shall not be released from any liability under this Agreement if Amex assigns or delegates its rights, privileges, duties, and

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

obligations hereunder, and (b) this Agreement and all rights, privileges, duties, and obligations of the parties hereto may be assigned or delegated by any party hereto only (i) to an affiliate or direct or indirect subsidiary of such party, which affiliate or subsidiary is properly licensed to perform the obligations herein, and (ii) after such party receives the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld. Any purported assignment in violation of this Section 6.5 shall be null and void.

     6.6  Third Party Beneficiaries.
          -------------------------

          Each party hereto intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person other than the parties hereto.

     6.7  Counterparts.
          ------------

          This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

     6.8  Governing Law.
          -------------

          This Agreement is made and entered into in the State of California and the laws of the State of California shall govern the validity and interpretation hereof and the performance of the parties hereto of their respective duties and obligations hereunder. Exclusive jurisdiction for litigation of any dispute, controversy, or claim arising out of, in connection with, or in relation to this Agreement, or the breach hereof, shall be in the state or federal courts located in the county of Los Angeles, California.

     6.9  Captions.
          --------

          The captions contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

     6.10 Waiver and Modification.
          -----------------------

          No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision, or condition of this Agreement. This Agreement may be modified or amended only by an instrument of equal formality signed by the parties or their duly authorized agents.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          6.11 Attorneys' Fees.
               ---------------

               In the event either Party brings an action or suit against the other Party by reason of any breach of any covenant, agreement, representation, warranty, or other provision hereof, or any breach of any duty or obligation created hereunder by such other party, the prevailing party, as determined by the court or other body having jurisdiction, shall be entitled to have and recover of and from the losing party, as determined by the court or other body having jurisdiction, all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such suit or action, including, without limitation, legal fees and court costs (whether or not taxable as such).

          6.12 Entire Agreement.
               ----------------

               The making, execution, and delivery of this Agreement by the parties hereto have not been induced by any representations, statements, warranties, or agreements other than those herein expressed. This Agreement and the Schedule hereto embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

          6.13 Severability.
               ------------

               Whenever possible, each provision of this Agreement and every related document shall be interpreted in such manner as to be valid under applicable law. However, if any provision of any of the foregoing shall be invalid or prohibited under said applicable law, it shall be construed, interpreted, and limited to effectuate its purpose to the maximum legally permissible extent. If it cannot be so construed and interpreted so as to be valid under such law, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement, and this Agreement shall be construed to the maximum extent possible to carry out its terms without such invalid or unenforceable provision or portion thereof.

          6.14 Reports.
               -------

               Any reports referenced in this Agreement, unless the context specifically requires otherwise, may be created and maintained in a computer readable format, including, without limitation, microfilm or microfiche, rather than printed form.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     6.15 Force Majeure.
          -------------

          None of the parties hereto shall be deemed to be in default of this Agreement if performance of the obligations required by this Agreement is delayed or becomes impossible because of any act of God or earthquake, flood, fire, strike, sickness, accident, civil commotion, epidemic, act of government or its agencies or officers, power interruption, computer or transmission failure, or any cause beyond the control of the parties hereto.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

"Amex"                                 American Express Travel Related
                                       Services Company, Inc.


                                       By:    /s/ Charles Fote
                                              ----------------------------
                                       Name:      Charles Fote
                                              ----------------------------
                                       Title:     Executive Vice President
                                              ----------------------------


                                       By:    /s/ Robbin L. Ayers
                                              --------------------------
                                       Name:  Robbin L. Ayers
                                              --------------------------
                                       Title: S.V.P. & General Manager
                                              --------------------------
                                              Integrated Payment Systems


"BNM"                                  Banco Nacional de Mexico, S.N.C.


                                       By:    /s/ Antonio Ortiz Mena
                                              --------------------------
                                       Name:  Antonio Ortiz Mena
                                              --------------------------
                                       Title: President & CEO
                                              --------------------------


                                       By:    /s/ Manuel Sanchez Lugo
                                              --------------------------
                                       Name:  Manuel Sanchez Lugo
                                              --------------------------
                                       Title: Executive Vice President
                                              --------------------------


"CCB"                                  California Commerce Bank


                                       By:    /s/ Jose Manuel Rivero
                                              --------------------------
                                       Name:  Jose Manuel Rivero
                                              --------------------------
                                       Title: Vice Chairman
                                              --------------------------


                                       By:    /s/ Salvador Villar
                                              --------------------------
                                       Name:  Salvador Villar
                                              --------------------------
                                       Title: Director
                                              --------------------------

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                SCHEDULE 3.1(a)
                                ---------------


                                COMMISSION FEE
                                --------------

  Transfer Amount               Consumer Fee                 BNM Commission
  ---------------               ------------                 --------------
$   0.01 -    50.00                 $*****                        $*****

   50.01 -   100.00                  *****                         *****

  100.01 -   200.00                  *****                         *****

  200.01 -   300.00                  *****                         *****

  300.01 -   500.00                  *****                         *****

  500.01 -   750.00                  *****                         *****

  750.01 -  1000.00                  *****                         *****

 1000.01 -  2000.00                  *****                         *****

 2000.01 -  3000.00                  *****                         *****

 3000.01 -  4000.00                  *****                         *****

 4000.01 -  5000.00                  *****                         *****

 5000.01 -  7500.00                  *****                         *****

 7500.01 - 10000.00                  *****                         *****




                                      17